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                                                                    EXHIBIT 99.3

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Apollo Group, Inc. (the "Company") on Form 10-K for the fiscal year ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Todd S. Nelson, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 27, 2002


                                                            /s/   Todd S. Nelson
                                               ---------------------------------
                                                                  Todd S. Nelson
                                           President and Chief Executive Officer